FORD MOTOR CREDIT COMPANY
               OCTOBER 1996-B OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                 Oct-96
Distribution Date                                               11/15/96


Total Portfolio                                          1,043,383,033.73
Total Securities                                         1,043,383,033.73
Class A-1 Notes                                            310,000,000.00
Class A-2 Notes                                            295,000,000.00
Class A-3 Notes                                            251,000,000.00
Class A-4 Notes                                            150,864,000.00
Class B Certificates                                        36,519,033.73


I. COLLECTIONS
Interest:
Interest Collections
   Simple Interest                                           6,030,753.63
   Pre Computed                                              3,646,738.54
Repurchased Loan Proceeds Related to Interest                        0.00
(C2)  Investment Earnings from Interest Shortfall Account
(C3)  Investment Earnings from Prefunding Account
(C4)  Investment Earnings from Yield Supplement Account
Total Interest Collections                                   9,677,492.17

Principal:
Principal Payments Received
   Simple Interest                                          24,135,965.79
   Pre Computed                                             11,948,358.90
Liquidation Proceeds                                             7,394.46
Repurchased Loan Proceeds Related to Principal                  12,846.64
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 36,104,565.79
Aggregate Losses for Collection Period                          18,632.59
Total Regular Principal Reduction                           36,115,803.92

Total Collections                                           45,782,057.96

II. DISTRIBUTIONS
Total Interest Collections                                   9,677,492.17

Servicing Fee:
Servicing Fee Due                                              869,485.86
   Per $1,000 of Original Balance                                    0.83
Servicing Fee Paid                                             869,485.86
   Per $1,000 of Original Balance                                    0.83
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                      1,376,918.39
      Per $1,000 of Original Balance                                 4.44
   Class A-1 Notes Monthly Interest Paid                     1,376,918.39
      Per $1,000 of Original Balance                                 4.44
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      1,353,722.22
      Per $1,000 of Original Balance                                 4.59
   Class A-2 Notes Monthly Interest Paid                     1,353,722.22
      Per $1,000 of Original Balance                                 4.59
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      1,190,855.56
      Per $1,000 of Original Balance                                 4.74
   Class A-3 Notes Monthly Interest Paid                     1,190,855.56
      Per $1,000 of Original Balance                                 4.74
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                        739,233.60
      Per $1,000 of Original Balance                                 4.90
   Class A-4 Notes Monthly Interest Paid                       739,233.60
      Per $1,000 of Original Balance                                 4.90
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                   4,660,729.77
      Per $1,000 of Original Balance                                 4.63
   Total Note Interest Paid                                  4,660,729.77
      Per $1,000 of Original Balance                                 4.63
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class B Certificates Monthly Interest
   Class B Certificates Monthly Interest Due                   186,044.19
      Per $1,000 of Original Balance                                 5.09
   Class B Certificates Monthly Interest Paid                  186,044.19
      Per $1,000 of Original Balance                                 5.09
   Class B Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                   4,846,773.96
   Total Note and Certificate Interest Paid                  4,846,773.96
   Total Note and Certificate Interest Shortfall                     0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00

Excess Interest after Note and Cert. Interest Payment        3,961,232.35
Net Losses/Liquidations Proceeds                                11,238.13
Excess Interest Available for Turbo                          3,949,994.22

Principal:
Noteholder's Principal Distribution Amounts
   Noteholder's Regular Principal Distribution Amount       36,115,803.92
      Per $1,000 of Original Balance                                35.87
   Noteholder's Accelerated Prin. Distribution Amount        3,949,994.22
      Per $1,000 of Original Balance                                 3.92
   Noteholder's Total Principal Distribution Amount         40,065,798.14
      Per $1,000 of Original Balance                                39.79
Class A-1 Notes Monthly Principal
   Class A-1 Notes Monthly Principal Due                    40,065,798.14
      Per $1,000 of Original Balance                               129.24
   Class A-1 Notes Monthly Principal Paid                   40,065,798.14
      Per $1,000 of Original Balance                               129.24
   Class A-1 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Due                             0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Monthly Principal Shortfall                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Principal Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Prin. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
   Total Note Principal Due                                 40,065,798.14
      Per $1,000 of Original Balance                                39.79
  Total Note Principal Paid                                 40,065,798.14
      Per $1,000 of Original Balance                                39.79
  Total Note Principal Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
  Total Note Principal Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Prin. Carryover Shortfall                    0.00
      Per $1,000 of Original Balance                                 0.00
Class B Certificates Monthly Principal
   Class B Certificates Monthly Principal Due                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Monthly Principal Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Certificates Principal Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Cert. Prin. Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Due                 40,065,798.14
   Total Note and Certificate Principal Paid                40,065,798.14
   Total Note and Certificate Principal Shortfall                    0.00
   Total Note and Certificate Prin. Carryover Shortfall              0.00
   Change in Total Note & Cert. Prin. Carryover Shortfal             0.00

Total Collections                                           45,782,057.96
Total Distributions                                         44,912,572.10

Amount of Draw from Reserve Account                                  0.00
Amount of Deposit into Reserve Account                               0.00

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                              966,798,201.86
   Note Pool Factor                                             0.9602073
   Class A-1 Notes Balance                                 269,934,201.86
   Class A-1 Notes Pool Factor                                  0.8707555
   Class A-2 Notes Balance                                 295,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 251,000,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 150,864,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class B Certificates Balance                             36,519,033.73
   Class B Certificate Pool Factor                              1.0000000
   Total Note and Cert. Balance                          1,003,317,235.59
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.13 %
   Weighted Average Remaining Maturity (WAM)                        47.37
   Remaining Number of Receivables                              80,756.00
   Portfolio Receivable Balance                          1,007,267,229.81
Overcollateralization Information
   Overcollateralization                                     3,949,994.22
   Overcollateralization Percent                                     0.39 %
Equity Information
   Equity                                                   36,519,033.73
   Equity Percent                                                    3.64 %

IV. RECONCILIATION OF PREFUNDING ACCOUNT

(A) Beginning of Month Prefunding Account Balance
(B) Principal Balance of Loans Purchased During the Period
(C) End of Month Prefunding Account Balance

IV. RECONCILIATION OF INTEREST SHORTFALL ACCOUNT

(A) Beginning of Month Interest Shortfall Account Balance
(B) Interest Shortfall Account Investment Earnings
(C) Required Interest Shortfall Account Balance
(D) Interest Shortfall Account Withdrawal

IV. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           30,258,107.98
Draws:
   Draw for Servicing Fee                                            0.00
   Draw for Interest                                                 0.00
   Draw for Realized losses                                          0.00
Excess Interest Deposited into Reserve Account                       0.00
Reserve Account Balance Prior to Release                    30,258,107.98
Reserve Account Required Amount                             30,258,107.98
Reserve Account Release to Servicer                                  0.00
Ending Reserve Account Balance                              30,258,107.98
Change in Reserve Account Balance                                    0.00

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                          7,394.46
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                      18,632.59
Charge-off Rate for Collection Period (annualized)                   0.01 %
Cumulative Net Losses for all Periods                           11,238.13
Delinquent Receivables:
   31-60 Days Delinquent                                     9,844,414.50
   61-90 Days Delinquent                                        28,360.83
   91-120 Days Delinquent                                            0.00
   120+ Days Delinquent                                              0.00

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Loss and Delinquency Trigger Indicator                  Trigger was not hit